                                                                    EXHIBIT 10.9

                      CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   AGREEMENT


     This Agreement, dated as of July 20, 1998 (the "Effective Date"), is made by and between Lycos, Inc., a Delaware corporation with a principal place of business at 400-2 Totten Pond Road, Waltham, MA 02154-2000 ("Lycos"), Tripod, Inc., a Delaware corporation with a principal place of business at 191 Water Street, Williamstown, MA 01267 ("Tripod") (Lycos and Tripod are collectively referred to as "Lycos/Tripod"), and Netweb Corp., a Delaware corporation with a principal place of business at 3641 Sacramento Street, Suite A, San Francisco, California 94118 ("Netweb").

                                   Recitals
                                   --------

     A. Lycos/Tripod are the owners or licensees of certain Web services (collectively, the "Lycos/Tripod Services"), which are accessible through the URLs www.lycos.com and www.tripod.com;
     -------------


     B. Netweb is a provider of Internet related services to small and growing companies, including its Banner Exchange Service, through which Netweb provides proprietary technology and a network of participating Web sites from which to display and distribute ad banners. Essentially, the Banner Exchange Service permits the publishers of personal homepages and smaller commercial Web sites to promote their sites with banner ads displayed on other publishers' sites within the "SmartClicks' Network" (as defined below) in exchange for banner ads promoting the other publishers' sites displayed on their sites. The number of ads received by each publisher is fewer than the number displayed by each publisher, and Lycos/Tripod and Netweb will share equally in the difference;

     C. Lycos/Tripod desire to have Netweb establish a Banner Exchange Service for both the Lycos and Tripod homepage builders ("Lycos Clicks" and "Tripod Clicks", collectively referred to herein as "Lycos/Tripod Clicks") and to receive a percentage of the Impressions (as defined below) generated from the Lycos/Tripod Clicks;

     D. Lycos/Tripod also desire to receive Stock Purchase Warrants entitling Lycos/Tripod to purchase Netweb stock; and

     E. Netweb desires to provide the Lycos/Tripod Clicks to Lycos/Tripod homepage builders, and to provide Lycos/Tripod with the Stock Purchase Warrants that are excercisable dependent on Lycos/Tripod achieving certain performance milestones.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lycos, Tripod and Netweb hereby agree as follows:


Lycos/Tripod Confidential
GO115086_1-DOC

                                     Terms
                                     -----

     1.  Definitions.
         -----------

         1.1  "Banner Exchange Technology" means Netweb's proprietary software,
               --------------------------
including the source and executable code, which shall be used by Netweb to perform the Lycos/Tripod Clicks.

         1.2  "Banner Exchange Service" means that service provided to
               -----------------------
Lycos/Tripod Clicks' Members using the Banner Exchange Technology.

         1.3. "Lycos/Tripod Member" means an entity that uses the Lycos/Tripod
               -------------------
Services.

         1.4  "Lycos/Tripod Clicks' Member" means an entity that registered for
               ---------------------------
the Lycos/Tripod Clicks via the Lycos/Tripod Sites and is approved by the parties to have the right to display its ad banner throughout the Lycos/Tripod Network using the Banner Exchange Technology.

         1.5  "Lycos/Tripod Network" means a networked collection of sites on
               --------------------
the World Wide Web comprised of all Lycos/Tripod Clicks' Members participating in the Lycos/Tripod Clicks.

         1.6  "Lycos/Tripod Sites" means Lycos/Tripod's World Wide Web sites on
               ------------------
the Internet located at www.tripod.com, www.lycos.com, and all internally linked
                        --------------
sub-pages.

         1.7  "Lycos/Tripod Clicks' Member Site" means each Lycos/Tripod Clicks'
               --------------------------------
Member's World Wide Web site on the Internet and all internally linked sub-pages.

         1.8  "SmartClicks' Member" means an entity that registered for a banner
               -------------------
exchange service on the SmartClicks' Site.

         1.9  "SmartClicks' Network" means a networked collection of sites on
               --------------------
the World Wide Web comprised of all Lycos/Tripod Clicks' Members, SmartClicks embers, and all other Sponsors' web sites for which Netweb provides banners exchange services.

        1.10  "SmartClicks' Site" means SmartClicks' World Wide Web site on the
               -----------------
Internet located at http://www.smartclicks.com and all internally linked sub-
                    --------------------------
pages.

        1.11  "Lycos/Tripod Generated Impressions" means *** percent (***%) of
               ----------------------------------
all Impressions derived from the Lycos/Tripod Network.

        1.12  "Lycos/Tripod Clicks' Member Data" means information specific to
               --------------------------------
a Lycos/Tripod Clicks' Member that shall be obtained electronically by Lycos/Tripod as part of the process of such third party registering for the Lycos/Tripod Services and registering for Lycos/Tripod Clicks.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

        1.13    "Impressions" means the delivery of an ad banner to a browser.
                 -----------

        1.14    "Account" means a device by which a Lycos/Tripod Clicks' Member
                 -------
Site accrues credits which are then used by such Lycos/Tripod Clicks' Member in displaying its ad banner within the SmartClicks' Network. Each such Account contains information which identifies the Lycos/Tripod Clicks' Member Site, the Lycos/Tripod Clicks' Member Site's statistics, and the Lycos/Tripod Clicks' Member's ad banner.

        1.15  "Active Lycos/Tripod Account" means any Account whose associated
               ---------------------------
Lycos/Tripod Clicks' Member Site meets each of the following conditions: 1) it conforms to Lycos/Tripod's normal terms of service and quality assurance requirements; 2) is enabled to show ad banners using the Banner Exchange Technology; 3) has submitted its own ad banner which has been approved by Netweb to be shown in the SmartClicks' Network; and 4) has displayed at least one ad banner served by the Banner Exchange Technology within the previous *** calendar days.

        1.16  "Lycos/Tripod Privacy Vow" means that vow which Lycos/Tripod makes
               ------------------------
to its Lycos/Tripod Members with respect to the use of personal information or other Lycos/Tripod Clicks' Member Data and which is displayed at the following Internet addresses www.Lycos/Tripod.com/planet/membership/signup/privacy.html
                   ----------------------------------------------------------
and www.lycos.com/lycosinc/legal.html as may be modified from time to time.

        1.17  "Sponsor" means a third party which has entered into a definitive
               -------
agreement with Netweb for purposes of establishing a banner exchange.

     2. Member Data.  Lycos/Tripod Clicks' Member Data shall be the property of
        -----------
each party and each party is permitted to use such Lycos/Tripod Clicks' Member Data for marketing and the purposes outlined in Section 6, provided that a Lycos/Tripod Clicks' Member generating such Member Data has permitted use of its Member Data for such purposes and further provided that such use of Member Data shall conform to and abide by the Lycos/Tripod Privacy Vow.

     3. Member Sites and Ad Banners. Netweb shall enable Lycos/Tripod Clicks'
        ---------------------------
Members using Lycos/Tripod Clicks to display their ad banners pursuant to the specific requirements and limitations of the Banner Exchange Technology, provided however, that each Lycos/Tripod Clicks' Member Site conforms to Lycos/Tripod's customary terms of service and quality assurance requirements and that each ad banner submitted by a Lycos/Tripod Clicks' Member shall be approved by Netweb prior to display on the SmartClicks' Network. Netweb's approval of any ad banner shall not be unreasonably withheld. Ad banner approval will generally take place within twenty four (24) hours of submission to Netweb by a Lycos/Tripod Clicks' Member, and, in any event, will take place no later than seventy-two (72) hours after submission.

              *** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISION

     4. Netweb Obligations.
        ------------------

        a.   Service Level.  Netweb agrees to provide Lycos/Tripod Clicks to
             -------------
Lycos/Tripod Clicks' Members in a professional and reliable manner consistent with the manner provided to other SmartClicks' Members.

        b.   Hosting, Maintaining, and Serving.  Netweb agrees to host,
             ---------------------------------
maintain, administer and serve all ad banners and statistical information related to a Lycos/Tripod Clicks' Member's use of Lycos/Tripod Clicks.

        c.   Launch. Netweb shall launch Lycos Clicks and Tripod Clicks on or
             ------
about September 1, 1998.

    5.  Member Data Collection and Maintenance.  Lycos/Tripod shall collect,
        --------------------------------------
maintain, and administer all Lycos/Tripod Clicks' Member Data. Lycos/Tripod shall provide Netweb with the Member Data necessary to provide the Banner Exchange Service as soon as the Lycos/Tripod Clicks' Member Data is received by Lycos/Tripod. Lycos/Tripod shall provide the Lycos/Tripod Clicks' Member Data to Netweb in an electronic file format as mutually agreed. In the event that, due to technical difficulties, Lycos/Tripod fails to provide Netweb with the Lycos/Tripod Clicks' Member Data within twenty four (24) hours of the Lycos/Tripod Member's registration for a total of *** percent (***%) of the registering Lycos/Tripod Members, and this failure continues for thirty (30) consecutive days, Netweb shall take over the registration process for Lycos/Tripod Clicks.

    6.  Marketing and Promotion.
        -----------------------

        a.   Naming. All parties shall display a word, phrase, or logo
             ------
(respectively, "Lycos Brand", "Tripod Brand" and "SmartAge Brand") when marketing and promoting Lycos/Tripod Clicks to prospective and existing Lycos/Tripod Clicks' Members. Lycos/Tripod agrees that the Lycos and Tripod Brands shall include the phrase "Clicks" (e.g., "Lycos/Tripod Clicks") and Netweb agrees that the SmartAge Brand shall consist of "Powered by SmartAge" or other similar phrase, word, or logo. The Lycos Brand, the Tripod Brand and the SmartAge Brand shall be in size, form, and design reasonably agreeable to the other parties.

        b.   Promotion. Lycos/Tripod shall promote Lycos/Tripod Clicks by
             ---------
placing graphical hyperlinks ("Promotional Links"), at their sole discretion, throughout the Lycos/Tripod Sites, for example, within the Homepage Builder, the homepage directory, the member homepage communities ("pods"), and the Tripod Insider, and the analogous locations on the Lycos Site, if and when Lycos offers to users personal homepage services.

        c.   Newsletter.  Netweb shall distribute two co-branded newsletters
             ----------
("Newsletter") to Lycos/Tripod Clicks' Members on a weekly basis. Each such Newsletter will be titled "The Newsletter for Lycos' Homepage Builder" and "The Newsletter for Tripod's Homepage Builder" or similar titles, and will display "Sponsored by SmartAge" or other similar phrase as mutually agreed. Netweb shall design and provide content for each Newsletter and

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION may sell Newsletter advertising space to third parties. Netweb shall retain all advertising revenues earned. Each Newsletter also may include information and solicitations relevant to small and growing businesses. Each Newsletter shall be subject to Lycos/Tripod's reasonable approval, provided however that such approval will be granted within two business days of Lycos/Tripod receiving such a request for approval from Netweb.

     7.  Description Page.  All Promotional Links will be hyperlinked to a
         ----------------
description page ("Description Pages") which will include general information explaining the benefits of Lycos/Tripod Clicks and identifying SmartAge as the administrative contact for Lycos/Tripod Clicks. Such information shall be provided by Netweb subject to the reasonable approval of Lycos/Tripod. Lycos/Tripod, in their sole discretion, shall design the Description Pages which will include a "Powered by SmartAge" button at the bottom of the page. Lycos/Tripod shall serve the Description Pages under a URL substantially similar to www.tripod.com/tripod/description and lycos.com/lycos/description.

     8.  Registration.   Lycos/Tripod shall provide Lycos/Tripod Members with
         ------------
the opportunity to register for Lycos/Tripod Clicks ("Clicks' Registration"). Click's Registration shall be separate from other Lycos/Tripod registration processes and shall require prospective Lycos/Tripod Clicks' Members to submit information as determined by Netweb, provided however that such information is not required in conjunction with another Lycos/Tripod registration process. It is the intent of Netweb to minimize the amount of such information required during Clicks' Registration as both parties acknowledge and understand that this may have a material effect on the number of Lycos/Tripod Members that register for Lycos/Tripod Clicks.

     9.  Traffic Sharing.
         ---------------

         a.  Lycos/Tripod Generated Impressions.   Netweb shall allocate to
             ----------------------------------
Lycos/Tripod *** percent (***%) of Lycos/Tripod Generated Impressions derived from Active Lycos/Tripod Accounts. For example, if the total number of Impressions per day in the Lycos/Tripod Network is ***. The total number of Lycos/Tripod Generated Impressions is ***% of this amount, or *** per day. The percentage of Lycos/Tripod Generated Impressions allocated to Lycos/Tripod is ***%, resulting in *** Impressions per day being allocated to Lycos/Tripod or *** on a monthly basis.

          b. Bonus & Minimum Impressions.  The number of Impressions allocated
             ---------------------------
to Lycos/Tripod for the months of July 1998 and August 1998 will be equal to the number of Impressions allocated to Lycos/Tripod during each such month, pursuant to Section 9(a), plus *** Impressions ("Bonus Impressions"). For the months of September 1998 and October 1998, Lycos/Tripod will receive no less than *** Impressions ("Minimum Impressions") regardless of the actual number of Impressions allocated to Lycos/Tripod pursuant to Section 9(a) during each such month. Netweb shall allocate the Bonus Impressions or any shortfall from the Minimum Impressions within the first five (5) business days of the relevant subsequent month.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

          c.  Use of Allocated Impressions.  Lycos/Tripod may use its allocated
              ----------------------------
Impressions, as calculated using the methodology described in this Section 9, to promote the Lycos/Tripod Sites or the Lycos/Tripod Services or may sell the allocated Impressions to third parties. Allocated Impressions may be used on any web site with available ad banner inventory within the SmartClicks' Network, and will be delivered evenly throughout the web sites in SmartClicks' Network. Allocated Impressions will be used to display Lycos/Tripod ad banner(s) in a continuous and automatic manner as mutually agreed. Lycos/Tripod's use of the allocated Impressions is subject to certain Banner Exchange Technology requirements, limitations and restrictions as specified on Exhibit C, as may be modified from time to time by mutual agreement of the parties.

          d.  Reporting. Netweb shall provide Lycos/Tripod with a weekly summary
              ---------
report specifying the total number of Active Lycos/Tripod Accounts, ad banners shown within the Lycos/Tripod Network, Impressions earned during the month, and other such information as the parties mutually agree. In addition, on a weekly basis, Netweb shall provide Lycos/Tripod with a list of Sponsors. Lycos/Tripod shall provide Netweb with weekly summary report specifying the number of page views per day on the Description Pages, the number of Lycos/Tripod Members that register to Lycos/Tripod Clicks on a daily basis, and other such information as the parties mutually agree.

     10. Warrants.  Netweb agrees to issue to Lycos/Tripod Series A Preferred
         --------
Stock Purchase Warrants (the "Warrants"), in the form set forth in attached Exhibit A. The Warrants will be exercisable to acquire shares of Netweb's Preferred Series A Stock in an amount equal to up to *** percent (***%) of the number of shares of common stock and preferred stock of Netweb outstanding immediately after the final closing (the "Close") of Netweb's Series A Preferred Stock equity financing (the "Financing") which Close will take place on or about July 24, 1998. The Warrants will be exercisable at a price of $.9375 per share and will be issued to Lycos/Tripod in accordance with the achievement of the performance objectives described in Exhibit B. The number of Warrants will be adjusted for subsequent issuances of stock, stock splits, reverse stock splits and similar events.

     11. Technical Review. Netweb warrants and represents that the next version
         ----------------
of SmartClicks' ad serving software will be able to support multiple scheduler and data base servers, and that the intent of Netweb is to have the next versions of SmartClick's ad serving software launched by September 30, 1998. Both parties acknowledge and understand that changing technical specifications or requirements may cause delay in launching such software, but that such delay shall not extend beyond October 31, 1998.

     12. Netweb's Internet Service Provider.  No later than three (3) months
         ----------------------------------
after SmartClicks' peak bandwidth usage reaches 10 Megabits per second, Netweb shall relocate its web servers to a co-located facility that is reasonably agreeable to Lycos/Tripod.

     13. Exclusivity.   Netweb agrees not to execute a substantially similar
         -----------
agreement with ***, ***, ***, or ***, or ***, ***, ***, *** or ***, or any ***
is

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

*** with *** or ***. Notwithstanding any other statements in this Section 13, during the Term, Netweb shall not provide personal or business page site hosting at no charge to end users (except as related to special promotions), and shall not provide fee based personal or business page site hosting if Netweb itself is hosting the pages. Lycos and Tripod agree not to execute a substantially similar agreement with *** or ***; provided, however, that Lycos/Tripod may execute a substantially similar agreement with *** or *** upon at least sixty (60) days prior written notice to Netweb. In the event that Lycos or Tripod terminates its exclusivity obligations pursuant to the prior sentence, Netweb may pursue agreements with other personal or business page site hosting services, but shall not provide personal or business page hosting (except as provided herein) for one year following the receipt of notice by Lycos/Tripod.

  14. Term:   The term ("Term") of this Agreement shall commence on the
      ----
Effective Date and continue for one year unless terminated earlier as provided in 20 below. This Agreement shall renew automatically for successive one year periods unless either Netweb or either Lycos or Tripod gives written notice of non-renewal to the other party at least sixty (60) days prior to any such renewal date.

  15. Marks:  Lycos and Tripod hereby grant to Netweb the non-exclusive,
      -----
non-transferable right to use the Lycos and Tripod' trademarks, service marks, logos and the like solely for the purposes specified in this Agreement. Netweb hereby grants Lycos and Tripod the non-exclusive, non-transferable right to use Netweb's trademarks, service marks, logos and the like solely for the purposes specified in this Agreement. Except as expressly stated herein, no party shall make any other use of another party's marks. Upon request of a party, another party shall provide appropriate attribution of the use of the requesting party's marks. (e.g., "Tripod(R) is a registered service mark of Tripod, Inc. All Rights Reserved.").

  16. Representations and Warranties: Each party hereby represents and warrants
      ------------------------------
as follows:

      a.  Corporate Power. Such party is duly organized and validly existing
          ---------------
under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

      b.  Due Authorization.  Such party is duly authorized to execute and
          -----------------
deliver this Agreement and to perform its obligations hereunder.

      c.  Binding Agreement.  This Agreement is a legal and valid obligation
          -----------------
binding upon it and enforceable with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

      d.  Intellectual Property Rights.
          ----------------------------

          i. Netweb has the full and exclusive right to grant or otherwise permit Lycos and Tripod to use the Banner Exchange Technology and Service, and to use Netweb's intellectual property, and Netweb is aware of no claims by any third parties adverse to any of such intellectual property rights.

          ii. Lycos and Tripod have the full and exclusive right to grant or otherwise permit Netweb access to the Lycos/Tripod Sites and to use Lycos' and Tripod's intellectual property, and Lycos and Tripod are aware of no claims by any third parties adverse to any of such intellectual property rights.

          iii. If a party's (the "Infringing Party") intellectual property rights are alleged or held to infringe the intellectual property rights of a third party, the Infringing Party shall, at its own expense, and in its sole discretion, (1) procure for the non-Infringing Party the right to continue to use the allegedly infringing intellectual property or (2) replace or modify the intellectual property to make it non-infringing; provided, however, if neither option is possible or economically feasible and if the inability to use such intellectual property would cause a material breach of this Agreement (as determined by the non-Infringing Party), the Infringing Party may terminate this Agreement.

     The representations and warranties and covenants in this Section 16 are continuous in nature and shall be deemed to have been given by each party at execution of this Agreement and at each stage of performance hereunder. These representations, warranties and covenants shall survive termination or expiration of this Agreement.

     17.    Limitation of Warranty.  EXCEPT AS EXPRESSLY WARRANTED IN
            ----------------------
SECTION 16 ABOVE, EACH PARTY EXPRESSLY DISCLAIMS ANY FURTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NO PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO SUCH PARTY'S SITE(S) AND NO PARTY SHALL BE LIABLE FOR THE CONSEQUENCES OF ANY INTERRUPTIONS OR ERRORS RELATED THERETO. LYCOS AND TRIPOD SPECIFICALLY DISCLAIM ALL LIABILITY FOR THE BANNER EXCHANGE TECHNOLOGY AND SERVICE, AND NETWEB SPECIFICALLY DISCLAIMS ALL LIABILITY FOR THE LYCOS SITE, THE TRIPOD SITE AND THE CONTENT THEREIN.

     18.    Indemnification.
            ---------------

            a.  Netweb Indemnity. Netweb will at all times indemnify and hold
                ----------------
harmless Lycos and Tripod and their officers,directors,shareholders, employees, employees, accountants, attorneys, agents, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or related to any breach of any warranty, representation, covenant or agreement made by Netweb in this Agreement (but specifically excluding banners). Lycos or Tripod shall give Netweb prompt written notice of any claim, action or demand for which indemnity is claimed. Netweb shall have the right, but not the obligation, to control the defense and/or settlement of any claim in which it is named as a party and which arises as a result of Netweb's breach of any warranty, representation, covenant or agreement under this Agreement. Lycos and Tripod shall have the right to participate in any defense of a claim by Netweb with counsel of Lycos' and Tripod' choice at Lycos' and Tripod' own expense. The foregoing indemnity is conditioned upon: prompt written notice by Lycos or Tripod to Netweb of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by Netweb; and such reasonable cooperation by Lycos and Tripod in the defense as Netweb may request.

            b.  Lycos/Tripod Indemnity.  Lycos and Tripod will at all times
                ----------------------
defend, indemnify and hold harmless Netweb and its officers, directors, shareholders, employees, accountants, attorneys, agents, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or related to any breach of any warranty, representation, covenant or agreement made by Lycos or Tripod in this Agreement (but specifically excluding any content posted by users and appearing in personal home pages, search results, chat or bulletin boards). Netweb shall give Lycos and Tripod prompt written notice of any claim, action or demand for which indemnity is claimed. Lycos and Tripod shall have the right, but not the obligation, to control the defense and/or settlement of any claim in which they are named as parties and which arises as a result of Lycos' or Tripod's breach of any warranty, representation, covenant or agreement under this Agreement. Netweb shall have the right to participate in any defense of a claim by Lycos or Tripod with counsel defense of Netweb chose at its own expense. The foregoing indemnity is conditioned upon; prompt written notice by Netweb to Lycos and Tripod of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by Lycos and Tripod; and such reasonable cooperation by Netweb in the defense of Lycos and Tripod may request.

            c.  Settlement. No party shall, without the prior written consent of
                ----------
the other parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim unless the settlement, compromise or consent provides for and includes an express, unconditional release of all claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, against the indemnified party.

       19.  Confidentiality, Press Releases.
            -------------------------------

            a.  Non-Disclosure Agreement. The parties agree and acknowledge
                ------------------------
that, as a result of negotiating, entering into and performing this Agreement, each party has and will have access to certain of the other parties' Confidential Information (as defined below). Each party also understands and agrees that misuse and/or disclosure of that information could adversely affect another party's business. Accordingly, the parties agree that, during the Term of this Agreement and thereafter, each party shall use and reproduce the other partyies' Confidential Information only for purposes of this Agreement and only to the extent necessary for such purpose and shall restrict disclosure of the other parties' Confidential Information to its employees, consultants or independent contractors with a need to know and shall not disclose another party's Confidential Information to any third party without the prior written approval of the other party. Notwithstanding the foregoing, it shall not be a breach of this Agreement for any party to disclose Confidential Information of another party if required to do so under law or in a judicial or other governmental investigation or proceeding, provided the other party has been given prior notice and the disclosing party has sought all available safeguards against widespread dissemination prior to such disclosure.

            b.  Confidential Information Defined. As used in this Agreement, the
                --------------------------------
term "Confidential Information" refers to: (i) the terms and conditions of this Agreement; (ii) each party's trade secrets, business plans, strategies, methods and/or practices; and (iii) other information relating to a party that is not generally known to the public, including information about a party's personnel, products, customers, marketing strategies, services or future business plans. Notwithstanding the foregoing, the term "Confidential Information" specifically excludes (A) information that is now in the public domain or subsequently enters the public domain by publication or otherwise through no action or fault of another party; (B) information that is known to a party without restriction, prior to receipt from another party under this Agreement, from its own independent sources as evidenced by such party's written records, and which was not acquired, directly or indirectly, from another party; (C) information that a party receives from any third party reasonably known by such receiving party to have a legal right to transmit such information, and not under any obligation to keep such information confidential; and (D) information independently developed by a party's employees or agents provided that the party can show that those same employees or agents had no access to the Confidential Information received hereunder.

            c.  Press Releases. Lycos, Tripod and Netweb may prepare
                --------------
individually or jointly press releases concerning the existence of this Agreement and the terms hereof, provided however, that no such press release or other public statements concerning the existence or terms of this Agreement shall be made or released to any medium except with the prior approval of Lycos, Tripod and Netweb or as required by law.

       20.  Termination.  Any party may terminate this Agreement if (a) another
            -----------
party files a petition for bankruptcy or is adjudicated bankrupt; (b) a petition in bankruptcy is filed against another party and such petition is not dismissed within sixty (60) days of the filing date; (c) another party becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law; (d) a receiver is appointed for another party or its business; or (e) by mutual consent of the parties. In the event of a material breach of a material provision of the Agreement, the breaching party shall have thirty (30) days to cure the breach after receipt of written notice identifying the matter constituting the material breach. If such breach is not cured by the end of the thirty (30) day period then the non-breaching party may terminate the Agreement upon thirty (30) days written notice to the breaching party. In addition, Lycos/Tripod may terminate this Agreement at any time prior to the tenth business day following the date on which Lycos/Tripod receives the final documents relating to the Financing or the Series A Preferred Stock, in the event that Lycos/Tripod, in their sole and absolute discretion, do not approve of the terms and conditions of any of the documents relating to the Financing or the Series A Preferred Stock. Lycos/Tripod may exercise their right of termination referred to in the preceding sentence by providing Netweb with a written notice of termination prior to 5:00 p.m. (Pacific Time) on July 31, 1998.

       21.  Force Majeure.  In the event that  any party is prevented
            -------------
from performing, or is unable to perform, any of its obligations under this Agreement due to any cause beyond the reasonable control of the party invoking this provision, the affected party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.

       22.  Relationship of Parties.  Netweb and Lycos/Tripod are independent
            -----------------------
contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture or agency relationship between Netweb and Lycos/Tripod. Neither party has authority to enter into agreements of any kind on behalf of the other.

       23.  Assignment, Binding Effect.  Neither Lycos, Tripod nor Netweb may
            --------------------------
assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other. Notwithstanding the foregoing, Lycos and Tripod may assign this Agreement to any successor of Lycos or Tripod, respectively, and Netweb may assign this Agreement to any successor of Netweb.

       24.  Choice of Law and Forum.  This Agreement, its interpretation,
            -----------------------
performance or any breach thereof, shall be construed in accordance with, and all questions with respect thereto shall be determined by, the laws of the Commonwealth of Massachusetts applicable to contracts entered into and wholly to be performed within said state. Netweb hereby consents to the personal jurisdiction of the Commonwealth of Massachusetts, acknowledges that venue is proper in any state or Federal court in the Commonwealth of Massachusetts, agrees that any action related to this Agreement must be brought in a state or Federal court in the Commonwealth of Massachusetts, and waives any objection Netweb has or may have in the future with respect to any of the foregoing.

       25.  Good Faith.  The parties agree to act in good faith with respect to
            ----------
each provision of this Agreement and any dispute that may arise related hereto.

       26.  Additional Documents/Information.  The parties agree to sign and/or
            --------------------------------
provide such additional documents and/or information as may reasonably be required to carry out the intent of this Agreement and to effectuate its purposes.

       27.  Counterparts.  This Agreement may be executed in multiple
            ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

       28.  No Waiver. The waiver by a party of a breach or a default of any
            ---------
provision of this Agreement by another party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a party to exercise or avail itself of any right, power or privilege that it has, or may have hereunder, operate as a waiver of any right, power or privilege by such party.

       29.  Successors and Assigns. This Agreement shall be binding upon and
            ----------------------
inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

       30.  Severability.  Each provision of this Agreement shall be severable
            ------------
from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

       31.  Notices.  All notice required to be given under this Agreement must
            -------
be given in writing and delivered either in hand, by certified mail, return receipt requested, postage pre-paid, or by Federal Express or other recognized overnight delivery service, all delivery charges pre-paid, and addressed:


               If to Tripod:       Tripod, Inc.
                                   191 Water Street
                                   Williamstown, MA 01267
                                   Fax no. (413) 458-2465
                                   Attention:  Chief Executive Officer

               with a copy to:     General Counsel
                                   Lycos, Inc.
                                   400-2 Totten Pond Road
                                   Waltham, MA 02154
                                   Fax no. (781) 370-2600

               If to Lycos:        Lycos, Inc.
                                   400-2 Totten Pond Road
                                   Waltham, MA  02154
                                   Fax No. (781) 370-2600
                                   Attention:  Chief Operating Officer

               with a copy to:     General Counsel
                                   Lycos, Inc.
                                   400-2 Totten Pond Road
                                   Waltham, MA 02154
                                   Fax no. (781) 370-2600

               If to Netweb:       Anna Zornosa, President
                                   Netweb Corp.
                                   3641 Sacramento Street, Suite A
                                   San Francisco, CA 94118

               with a copy to:     Kevin Kelso, Outside Legal Counsel
                                   Fenwick & West LLP
                                   2 Palo Alto Square

                              Palo Alto, CA 94306


     32.    Entire Agreement.  This Agreement contains the entire understanding
            ----------------
of the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements between Lycos, Tripod and Netweb concerning the subject matter, and cannot be amended except by a writing signed by both parties. No party hereto has relied on any statement, representation or promise of any other party or with any other officer, agent, employee or attorney for another party in executing this Agreement except as expressly stated herein.

     33.    Limitations of Liability.   UNDER NO CIRCUMSTANCES SHALL ANY  PARTY
            ------------------------
BE LIABLE TO ANOTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM SUCH PARTY'S PERFORMANCE OR NON-PERFORMANCE PURSUANT TO ANY PROVISION OF THIS AGREEMENT (INCLUDING SUCH DAMAGES INCURRED BY THIRD PARTIES), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. IN NO EVENT SHALL ANY PARTY BE LIABLE FOR DAMAGES IN EXCESS OF THE AMOUNT RECEIVED BY SUCH PARTY UNDER THIS AGREEMENT, PROVIDED THAT THIS SECTION DOES NOT LIMIT ANY PARTY'S LIABILITY TO ANOTHER FOR (A) WILLFUL AND MALICIOUS MISCONDUCT; (B) DIRECT DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY;
(C) BODILY INJURY OR DEATH CAUSED BY NEGLIGENCE; OR (D) INDEMNIFICATION OBLIGATIONS HEREUNDER.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date set forth above.


NETWEB CORP.                    LYCOS, INC.


By:     /s/ Carter J. Hostelley      By:   /s/ Edward M. Philip
      -------------------------           -----------------------

Name: Carter J. Hostelley            Name: Edward M. Philip
      -------------------                  ----------------------

Title: Director Business Manage.      Title: CEO
       -------------------------             --------------------

Date: _________________________       Date:  ____________________

                                   EXHIBIT B

                        WARRANT PERFORMANCE OBJECTIVES



The Warrants will be exercisable as follows: (a) the first one percent (1%) in one half of one percent (0.5%) increments for every *** Active Lycos/Tripod Accounts; (b) the next one percent (1%) in one half of one percent (0.5%) increments for every *** Active Lycos/Tripod Accounts; (c) the next two percent (2%) in one half of one percent (0.5%) increments for every *** Active Lycos/Tripod Accounts; and (d) the final two percent (2%) in one half of one percent (0.5%) increments for every *** Active Lycos/Tripod Accounts.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT C


                      BANNER EXCHANGE TERMS & CONDITIONS
                      ----------------------------------


By joining the SmartClicks Banner Network, SmartClicks' Members have indicated agreement to the following terms and conditions. Compliance with the terms and conditions ensures that only appropriate sites become SmartClicks Members and that all network advertising meets SmartClicks standards.

Anyone violating these terms will be removed from the SmartClicks Banner
Network.

1. SmartClicks reserves the right to refuse to continue membership to any Web site in the SmartClicks network that contains nudity, sexual situations, pornography, hate groups, illegal activities, is offensive or for any other reason.

2. SmartClicks also reserves the right to reject any banner that contains nudity, profanity, is offensive or for any other reason.

3. Members agree to insert the provided SmartClicks HTML code for displaying banners on their Web site. The SmartClicks HTML code may not be modified in any way without written permission from SmartClicks.

4. Only one (1) SmartClicks banner can be placed on a page. A page is what is displayed on one screen, so members who use frames must count all individual pages in the frame as one page for banner placement purposes.

5. SmartClicks Banner Network banners must be displayed on the page such that the banner is easily visible. Banners that are "hidden," where the visitor has no way to view banner, will result in immediate termination of the account.

6. A member may not artificially inflate traffic counts to his/her site using any device, program, robot or other means. A banner cannot be placed on a page that reloads automatically. Banners loaded via the SmartClicks HTML may not be placed in newsgroups, unless permission is granted from SmartClicks. Logs are checked frequently for inflated traffic counts.

Anyone caught artificially inflating traffic counts will have the offending account terminated immediately. A member may then offer a defense to have the account re-instated. SmartClicks' logs and/or judgments in these matters will prevail.

7. A member may not display the SmartClicks HTML on sites other than the one to which the account is addressed to click-thru to, unless written permission is granted from SmartClicks. A member may display the SmartClicks HTML on any of the pages on the site, as long as there is a path of links from the page that the banner clicks thru to, to the page on which the banner is displayed. Displaying banners on other sites or other locations is grounds for termination of the account.

8. A banner that appears on your site at any time may be a banner for another member, for a sponsor or for SmartClicks. Ratings restrictions apply.

9. SmartClicks reserves the right not to accept any advertisements from entities whose product or advertisement are deemed by SmartClicks to be inappropriate or for any other reason.

10. A member may cancel their membership with SmartClicks Banner Network at any time by sending a cancellation notice, containing the account number and password that you wish to cancel, to accounts@smartclicks.com and removing the
                                     ------------------------
SmartClicks HTML code from the Web site. Cancellations take place immediately.

11. The SmartClicks name, logo, software, databases, reports, Web site, and information are proprietary and cannot be used without permission from SmartClicks. Exception: each member has the right to use information compiled by SmartClicks for the member's site or in the promotion of the member's site.

12. Members agree that their Web site information (name, URL, traffic counts, etc.) may be used by SmartClicks.

13. In accordance with the terms of the Agreement, the information members provide to SmartClicks will be kept confidential and will not be distributed, except in aggregate, to any outside agency.

14. In accordance with the terms of this Agreement, SmartClicks, its administrators, partners and sponsors cannot be held liable for any damage or loss of information that may occur from the use of SmartClicks' services.

15. Members agree to use SmartClicks at their own risk.

16. SmartClicks makes every effort to verify and maintain a high standard of quality for our services, but SmartClicks does not make any guarantees regarding the dependability or accuracy of SmartClicks' services.

17. SmartClicks will attempt to correct inconsistencies in credits due any member if member offers some proof of inconsistency.

18. SmartClicks reserves the right to modify or change these Terms and Conditions as it deems necessary. It is the member's responsibility to keep current with changes in the Terms and Conditions, since changes are effective for all members, regardless of when member joined. Updates will be evident by the date modified on the Site Map page.

                      CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                AMENDMENT NO. 1

This Amendment No. 1 to the original Agreement (the "Original Agreement") between the parties dated July 20, 1998, is made as of the 23rd day of March, 1999, and is made by and between Lycos, Inc., a Delaware corporation with a principal place of business at 400-2 Totten Pond Road, Waltham, MA 02154-2000 ("Lycos"), Tripod, Inc., a Delaware corporation with a principal place of business at 160 Water Street, Williamstown, MA 01267 ("Tripod") (Lycos and Tripod are collectively referred to as "Lycos/Tripod"), and SmartAge Corp. (formerly known as Netweb Corp.), a Delaware corporation with a principal place of business at 3641 Sacramento Street, Suite A, San Francisco, California 94118 ("SmartAge").

     1. Unless otherwise indicated, all capitalized terms used in this Amendment No. 1 shall have the meanings set forth in the Original Agreement, with the exception of "Netweb" which is referred to throughout this Amendment No. 1 as "SmartAge"

     2. Recitals A and C of the Original Agreement are hereby deleted and replaced in their entirety by the following:

        A. Lycos/Tripod are the owners or licensees of certain Web services (collectively, the "Lycos/Tripod Services"), which are accessible through the URLs www.lycos.com, www.tripod.com, and www.angelfire.com;
                         -------------  --------------      ------------------

        C. Lycos/Tripod desire to have SmartAge establish a Banner Exchange Service for the Lycos, Tripod, and Angelfire homepage builders (collectively referred to herein as "Lycos/Tripod Clicks") and to receive a percentage of the Impressions (as defined below) generated from the Lycos/Tripod Clicks;

     3.   Section 1 of the Original Agreement is amended to delete definition
1.6 and to replace definition 1.6 in its entirety with the following:

        1.6  "Lycos/Tripod Sites" means Lycos/Tripod's World Wide Web sites on
              ------------------
        the Internet located at www.tripod.com, www.lycos.com,
                                --------------
        www.angelfire.com, and all internally linked sub-pages.
        -----------------

     4. Section 1 of the Original Agreement is amended to include the following definitions:

        1.18 *** means the *** for Lycos/Tripod Clicks as part of the process of *** for a Web page building or other free service offered via a Lycos Media Property. From a Lycos/Tripod Member's ***, *** means a Lycos/Tripod Member will be *** to *** for Lycos/Tripod Clicks when *** for a Web page building or other free service via a ***. In the event that a Lycos/Tripod Member does not want *** for Lycos/Tripod Clicks such *** will be able to ***.

              ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION

Lycos/Tripod Confidential

       1.19 "HomePage Studio" means that Web page building service offered to a Lycos/Tripod Member via www.tripod.com and referred to by Tripod as
                               --------------
       "HomePage Studio".

       1.20 "Lycos Media Properties" (each a Lycos Media Property) means Lycos' Web sites located at www.lycos.com, www.tripod.com, www.angelfire.com,
                            -------------  --------------  -----------------
       www.whowhere.lycos.com, and, if the proposed merger transaction with
       ----------------------
       Wired Digital is consummated, www.hotbot.com.
                                     --------------

     5. Section 6(c) of the Original Agreement is hereby deleted and replaced in its entirety by the following:

       6(c).  Newsletter.  SmartAge shall distribute two (2) co-branded weekly
              ----------
       newsletters ("Newsletter") to those Lycos/Tripod Clicks' Members which register for Lycos/Tripod Clicks through www.lycos.com and
                                                -------------
       www.tripod.com, provided however, that such Lycos/Tripod Clicks' Members
       --------------
       shall have the option to unsubscribe from the Newsletter. Each such Newsletter will be titled "The Newsletter for Lycos' Homepage Builder" and "The Newsletter for Tripod's Homepage Builder" or similar titles, and will display "Sponsored by SmartAge" or other similar phrase as mutually agreed. SmartAge shall design and provide content for each Newsletter and may sell Newsletter advertising space to third parties. SmartAge shall retain all advertising revenues earned. Each Newsletter also may include information and solicitations relevant to small and growing businesses. Each Newsletter shall be subject to Lycos/Tripod's reasonable approval, provided however that such approval will be granted within forty eight (48) business hours of Lycos/Tripod receiving such a request for approval from SmartAge. If Lycos/Tripod does not respond to such request within such time period, then SmartAge shall have the right to distribute such Newsletter. It is the intent of the parties to work together to evaluate developing a newsletter for those Lycos/Tripod Clicks' Members which register for Lycos/Tripod Clicks through www.angelfire.com.
       -----------------

     6. Section 8 of the Original Agreement is hereby deleted and replaced in its entirety by the following:

       8.  Registration.  Lycos/Tripod shall provide Lycos/Tripod Members with
           ------------
       the opportunity to register for Lycos/Tripod Clicks. Lycos/Tripod agrees to integrate registration for Lycos/Tripod Clicks with the registration process for the page building services on www.lycos.com,
                                                 -------------
       www.angelfire.com, and the HomePage Builder such that it is the Default
       -----------------
       Option, provided however, that a Lycos/Tripod Member will have the option not to register for Lycos/Tripod Clicks. Lycos/Tripod further agrees to evaluate such integration of the Lycos/Tripod Clicks registration into services offered via other Lycos Media Properties. Both parties agree that each such Lycos/Tripod Clicks registration shall be integrated into the Lycos/Tripod Services registration process in a manner, form and with technical specifications as are mutually agreed to by the parties. It is the intent of the parties to minimize the amount of information required during the Lycos/Tripod Clicks registration process as both parties acknowledge and understand that this may have a material effect on the number of Lycos/Tripod Members that register for Lycos/Tripod Clicks.

     7. Section 9(d) of the Original Agreement is hereby deleted and replaced in its entirety by the following:

       9(d).  Reporting.  SmartAge shall provide Lycos/Tripod with a weekly
              ---------
       summary report specifying the total number of Active Lycos/Tripod Accounts, ad banners shown within the Lycos/Tripod Network, Impressions earned during, the month, and other such information as the parties mutually agree, provided that such information relating to www.anizelfire.com shall be shown in a separate manner unless otherwise
       ------------------
       agreed to by the parties. In addition, on a weekly basis, SmartAge shall provide Lycos/Tripod with a list of Sponsors. Lycos/Tripod shall provide SmartAge with weekly summary report specifying the number of page views per day on the Description Pages, the number of Lycos/Tripod Members that register to Lycos/Tripod Clicks on a daily basis, and other such information as the parties mutually agree.

     8. Section 13 of the Original Agreement is hereby deleted, and replaced in its entirety with the following:

       13. Lycos and Tripod agree not to execute a substantially similar agreement with LinkExchange or another banner exchange provider; provided, however, that Lycos/Tripod may execute a substantially similar agreement with Link Exchange or another banner exchange provider upon at least sixty (60) days prior written notice to SmartAge.

     9. Exhibit A of the Original Agreement is hereby deleted and replaced in its entirety with the attached Exhibit 1.

     10. Exhibit B of the Original Agreement is hereby deleted and replaced in its entirety with the attached Exhibit 2.

Except as expressly amended herein, the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date set forth above.

SMARTAGE CORP.                               LYCOS, INC.



By:   /s/ William Lohse                      By:   /s/ Edward M. Philip
   ------------------------------               -------------------------------
Name:   William Lohse                        Name   Edward M. Philip
     ----------------------------                 -----------------------------
Title:   CEO                                 Title   COO
      ---------------------------                 -----------------------------
Date:   4/3/99                               Date:   3/23/99
     ----------------------------                 -----------------------------

                                   EXHIBIT 2

                        WARRANT PERFORMANCE OBJECTIVES

The Warrants will be exercisable to acquire shares of SmartAge's Preferred Series A Stock in an amount equal to up to a maximum of six percent (6%) of the 18,202,655 shares of common stock and preferred stock of SmartAge outstanding immediately after the July 30, 1998 close of the Financing or 1,092,159 shares. The Warrant will be exercisable at a price of $.9375 per share, and the will be issued to Lycos/Tripod in accordance with the achievement of the performance objectives as follows:

1. One and one half percent (1.5%) or 273,040 shares of Preferred Series A Stock on that date on which all of the following events have occurred: (a) Lycos/Tripod Clicks has been integrated into the registration process for HomePage Studio as a Default Option in a mutually agreeable manner; (b) such integrated registration process has been made publicly available through www.tripod.com; and (c) such integrated process has performed in a commercially
---------------
reasonable manner for a minimum of six (6) consecutive days.

2. One and one half percent (1.5%) or 273,040 shares of Preferred Series A Stock on that date on which all of the following events have occurred: (a) Lycos/Tripod Clicks has been integrated into the registration process for the home page building services available through www.angelfire.com as a Default
                                              -----------------
Option in a mutually agreeable manner; (b) such integrated registration process has been made publicly available through www.angelfire.com; and (c) such
                                         ------------------
integrated process has performed in a commercially reasonable manner for a minimum of six (6) consecutive days.

3. Three percent (3%) or 546,080 shares of Preferred Series A Stock as follows:

     (a) the first one percent (1%) or 182,027 shares in one half of one percent (0.5%) or 91,014 share increments for every *** Active Lycos/Tripod Accounts (for a total of ***);

     (b) the next one percent (1%) or 182,026 shares in one half of one percent (0.5%) or 91,014 share increments for every *** Active Lycos/Tripod Accounts (for a total of ***);

     (c) the remaining one percent (1%) or 182,027 shares in one half of one percent (0.5%) or 91,014 share increments for every *** Active Lycos/Tripod Accounts (for total of ***).

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

                                      12